UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2025

Verve Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40489	82-4800132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue, Suite 601
Boston, Massachusetts	02215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 603-0070

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VERV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verve Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 5, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission on April 25, 2025. The final voting results are set forth below.

Proposal 1 - Election of Class I Directors

The stockholders of the Company elected Lonnel Coats, Jodie Morrison and Krishna Yeshwant, M.D. to serve as Class I directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2028 and until each of their successors has been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Lonnel Coats	58,699,561	686,894	13,681,266
Jodie Morrison	58,628,402	758,053	13,681,266
Krishna Yeshwant, M.D.	50,208,438	9,178,017	13,681,266

Proposal 2 - Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
72,754,346	75,512	237,863	0

Proposal 3 - Approval, on an Advisory Basis, of Compensation Paid to Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
56,159,136	2,748,937	478,381	13,681,266

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERVE THERAPEUTICS, INC.

Date: June 10, 2025	By:	/s/ Allison Dorval
	Name:	Allison Dorval
	Title:	Chief Financial Officer